                                                                   EXHIBIT 10.12

                                 SYMBION, INC.,

                           THE GUARANTORS NAMED HEREIN

                                       AND

                           THE PURCHASERS NAMED HEREIN

                          SECURITIES PURCHASE AGREEMENT

                       Senior Subordinated Notes due 2008
                                of Symbion, Inc.

                            Dated as of July 18, 2003

                                TABLE OF CONTENTS
                             (NOT PART OF AGREEMENT)

                                                                                           Page
                                                                                           ----
PARAGRAPH 1.    AUTHORIZATION OF ISSUE OF SECURITIES..................................       1

PARAGRAPH 2.    PURCHASE AND SALE OF SECURITIES.......................................       1

PARAGRAPH 3.    CONDITIONS PRECEDENT..................................................       2

PARAGRAPH 4.    COVENANTS.............................................................       4

PARAGRAPH 5.    REPRESENTATIONS AND WARRANTIES........................................       5

PARAGRAPH 6.    ACKNOWLEDGEMENTS, REPRESENTATIONS AND AGREEMENT OF THE PURCHASERS.....       9

PARAGRAPH 7.    DEFINITIONS...........................................................      11

PARAGRAPH 8.    MISCELLANEOUS.........................................................      14

Exhibits
--------
Exhibit A       - Form of Note
Exhibit B-1     - Closing Documents
Exhibit B-2     - Form of Opinion of Counsel
Exhibit C       - Form of Investment Representation Letter
Exhibit D       - Form of Board Observation Rights Letter Agreement

                                  SYMBION, INC.

                          SECURITIES PURCHASE AGREEMENT

Ladies and Gentlemen:

                  Each of the undersigned, SYMBION, INC., a Delaware corporation (the "Company"), and the guarantors named on the signature pages hereto (the "Guarantors" and, together with the Company, the "Issuers"), hereby agrees, jointly and severally, with the parties named on the signature pages hereto (collectively, the "Purchasers") as follows:

                  PARAGRAPH 1. AUTHORIZATION OF ISSUE OF SECURITIES.

                    1A. GENERAL. The 14 3/4% Senior Subordinated Notes of the Company (including the Indenture attached thereto, the "Notes") are being issued and sold (i) to refinance outstanding indebtedness of the Company and its subsidiaries; (ii) to pay fees and expenses incurred in connection with the issuance and sale of the Notes; and (iii) for general corporate purposes, including acquisitions. Capitalized terms used herein and not otherwise defined have the meanings specified in Paragraph 7.

                    1B. AUTHORIZATION OF NOTES. The Company has authorized the issuance of the Notes in the aggregate initial principal amount of up to $40,000,000, of which an aggregate initial principal amount of $15,106,000 will be issued on the Initial Date of Closing, to be dated the date of issuance thereof, to mature on July 18, 2008, and to be in the form of Exhibit A attached hereto. The term "Notes" as used in this agreement (this "Agreement") shall include the promissory notes delivered pursuant to this Agreement on each Date of Closing, additional notes issued as pay-in-kind interest in lieu of cash interest pursuant to the terms of the Notes and each such promissory note delivered in substitution or exchange for any other Note pursuant to any such provision hereof or of such Note.

                    1C. AUTHORIZATION OF GUARANTEES. In connection with the issuance of the Notes, each of the Guarantors has authorized the issuance of its unconditional senior subordinated guarantee of the Notes in the form of Guarantee attached to Exhibit A hereto (the "Guarantees").

                  PARAGRAPH 2. PURCHASE AND SALE OF SECURITIES.

                    2A. PURCHASE OF SECURITIES. Subject to and upon the terms and conditions herein set forth, the Issuers shall issue, sell and deliver to each Purchaser, and each Purchaser agrees, severally and not jointly, to purchase from the Issuers Securities (the "Initial Securities") as set forth on the signature page hereto of such Purchaser, on the date designated by the Company to the Purchasers no later than 1:00 p.m. (New York time) on such date (the "Initial Date of Closing").

                    2B.    PURCHASE OF ADDITIONAL SECURITIES. In addition to the
Initial Securities to be issued and sold to the Purchasers on the Initial Date of Closing, at any time prior to the second anniversary of the Initial Date of Closing, the Company may, on one or more occasions (each such occasion, a "Subsequent Date of Closing") and upon no less than five (5) nor more than thirty (30) days' notice given to the Purchasers, draw down any remaining Commitment (the "Additional Securities"); provided that on such Subsequent Date of Closing (i) the Company is then able to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 4.12 of the Indenture, including in such calculation the Additional Securities to be purchased on such Subsequent Date of Closing; (ii) the aggregate principal amount of Securities sold pursuant to this Agreement shall not exceed $40,000,000; and (iii) the DLJ Purchasers (as defined herein) shall not be requested to purchase less than $1,000,000 or integral multiples thereof on any such date. The Securities purchased by the Purchasers on any such Subsequent Date of Closing shall be allocated among the Purchasers on a pro rata basis unless a Purchaser defaults on its obligation to purchase Additional Securities, in which case the Securities shall be allocated among the non-defaulting Purchasers on a pro rata basis provided that in no event shall any Purchaser be obligated to purchase Securities in excess of its Commitment on such date.

                  PARAGRAPH 3. CONDITIONS PRECEDENT.

                  3. CONDITIONS TO CLOSING. The obligation of each Purchaser to purchase and pay for the Securities to be purchased by it is subject to the satisfaction of the following conditions:

                    3A.    DOCUMENTS TO BE DELIVERED. The Purchasers shall have
received all of the following, duly executed and delivered:

                  (i) On or before each Date of Closing, the Securities being purchased on such date by each Purchaser in the name and denomination set forth on the signature page hereto of such Purchaser;

                  (ii) On or before the Initial Date of Closing, a copy of the Credit Agreement substantially in the form to be executed and delivered on or before the Initial Date of Closing;

                  (iii) On or before the Initial Date of Closing, certificates of the Secretary, Assistant Secretary or other appropriate officer of the Issuers dated the Initial Date of Closing, which shall contain the names and signatures of the officers of each of the Issuers authorized to execute this Agreement and the Securities and which shall certify to the truth, correctness and completeness of the following exhibits attached hereto as

         Exhibit B-1: (a) a copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of each of the Issuers, in each case in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other Transaction Documents delivered or to be delivered in connection herewith on the part of the Issuers and the consummation of the transactions contemplated herein and therein, (b) a copy of the charter documents of each of the Issuers and all amendments thereto, certified by the appropriate official of the state of organization, and (c) a copy of the bylaws, limited partnership agreement, operating agreement or similar organizational documents of each of the Issuers in effect on the Initial Date of Closing;

                  (iv) On or before the Initial Date of Closing, (A) a certificate (or certificates) as to the valid existence and good standing of each of the Issuers in its respective state of organization, issued by the appropriate authorities of such jurisdiction and (B) certificates of each of the Issuers' good standing and due qualification to do business, issued by appropriate officials in any states where such Issuer's ownership or leasing of its properties or the conduct of its business requires such qualification;

                  (v) On or before the Initial Date of Closing, a favorable opinion of (a) Waller Lansden Dortch & Davis, PLLC, counsel to the Issuers, dated the Initial Date of Closing and substantially in the form set forth in Exhibit B-2, and (b) local counsel to the Issuers that are rendering opinions to the lenders under the Credit Agreement (which may be reliance letters) with respect to the valid existence and good standing of certain of the Issuers, in each case subject only to such qualifications, limitations or exceptions as may be reasonably acceptable to each of the Purchasers; and

                  (vi) On or before each Date of Closing, a certificate of the Chief Executive Officer, President or Chief Financial Officer of the Company dated such Date of Closing, in which such officer certifies to the satisfaction of the conditions set out in subsections (i) and
         (ii) of Paragraph 3B and, with respect to each Subsequent Date of Closing, Paragraph 2B.

                    3B. REPRESENTATIONS; NO DEFAULT.

                  (i) All representations and warranties made by the Issuers in this Agreement shall be true and correct on and as of each Date of Closing as if such representations and warranties had been made on and as of such date, unless such representation and warranty expressly indicates that it is being made as of any other specific date in which case on and as of such other date.

                  (ii) The Issuers shall have performed and complied with all agreements and conditions required in this Agreement to be performed or complied with by them on or prior to such Date of Closing, and no Default or Event of Default has occurred and is continuing.

                    3C. PURCHASE PERMITTED BY APPLICABLE LAWS. On each Date of Closing, the offer by the Issuers of, and the purchase of and payment for, the Securities, on the terms and conditions herein provided (including the use of the proceeds of the sale of the Securities by the Issuers) shall not violate any applicable law or governmental regulation (including, without limitation, Section 5 of the Securities Act or Regulation T, U or X of the Board of Governors of the Federal Reserve System) and shall not subject any Purchaser to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation.

                    3D. PROCEEDINGS. On each Date of Closing, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in substance and form to the Purchasers, and the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                    3E. OBLIGATIONS. The Issuers shall have satisfied any other obligations to the Purchasers required to be paid or complied with by them on or prior to such Date of Closing.

                  PARAGRAPH 4. COVENANTS.

                  4. COVENANTS. To induce the Purchasers to enter into this Agreement and purchase the Securities, the Issuers, jointly and severally, warrant, covenant and agree as follows:

                    4A. INDEMNITY. Each of the Issuers, jointly and severally, agrees to indemnify each of the Purchasers, as debtholders, shareholders, board observers, directors and/or officers of the Issuers, upon demand, from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against any of the Purchasers arising out of, resulting from or in any other way associated with the execution, delivery or performance of the Transaction Documents or such Purchaser's being a debtholder, stockholder, board observer, director or officer of the Issuers but, with respect to directors and officers, only to the extent permitted by such Issuer's organizational documents and applicable state law. The foregoing indemnification shall apply whether or not such liabilities and costs are in any way or to any extent caused, in whole or in part, by any negligent act or omission of any kind by such holder, provided only that no Purchaser shall be entitled under this paragraph to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by such Purchaser's gross negligence or willful misconduct. If any Person (including the Issuers or any of their Affiliates) ever alleges such gross negligence or willful misconduct by a Purchaser, the indemnification provided for in this Paragraph 4A shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. For the avoidance of doubt, the Issuers acknowledge that they have determined that no action be taken under the Company's Amended and Restated Investors' Rights Agreement with respect to the sale of the Securities. As used in this Paragraph 4A the term "Purchaser" shall refer also to each director, officer, agent, attorney, employee, representative and Affiliate of such Purchaser.

                    4B. COMMITMENT FEE. So long as any Commitment is available, the Company shall pay to each Purchaser a fee, payable in cash in immediately available funds, semiannually on each January 15 and July 15, commencing January 15, 2004, in the amount of 0.5% of the total Commitment of such Purchaser at such date; provided that any Purchaser that defaults on its obligation to purchase Additional Securities on a Subsequent Date of Closing shall refund any fees received by it pursuant to this Paragraph 4B to the Company since the immediately preceding Date of Closing; and provided, further, that any Person that purchases Additional Securities on behalf of a defaulted Purchaser shall be entitled to receive from the Company all commitment fees related thereto since the immediately preceding Date of Closing. Nothing herein shall be deemed to relieve any Purchaser from its obligation to fulfill its Commitment or to prejudice or impair any rights (including any right of offset) that the Company may have against any Purchaser as a result of any default by such Purchaser.

                    4C. ADDITIONAL INFORMATION. The Issuers agree to furnish to the Purchasers such documents, opinions, certificates and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and its subsidiaries as they shall reasonably request from time to time.

                  PARAGRAPH 5. REPRESENTATIONS AND WARRANTIES.

                  5. REPRESENTATIONS AND WARRANTIES. To induce the Purchasers to enter into this Agreement and to purchase the Securities, the Issuers, jointly and severally, represent and warrant as follows:

                    5A. ORGANIZATION AND GOOD STANDING. Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and is duly qualified and is in good standing as an entity authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                    5B. AUTHORIZATION. Each of the Issuers has taken all action necessary to authorize the execution and delivery by it of each of this Agreement and the other Transaction Documents to which it is a party and to authorize the consummation of the transactions contemplated hereby and thereby and the performance of its obligations hereunder and thereunder.

                    5C. NO CONFLICTS OR CONSENTS. The execution, delivery and performance of the Transaction Documents, compliance by each of the Issuers with all the provisions hereof and thereof (to which it is a party) and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as have been obtained prior to the Initial Date of Closing) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or bylaws of the Company or any of its Subsidiaries or any agreement, indenture or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company or any of its Subsidiaries or their respective property, except to the extent that any such violation or conflict could not reasonably be expected to have a Material Adverse Effect.

                    5D. ENFORCEABLE OBLIGATIONS. Each of the Transaction Documents constitutes a valid and legally binding agreement of each of the Issuers (to which it is a party), enforceable against it in accordance with its terms (assuming due authorization, execution and delivery of each Transaction Document by any other party thereto), except that enforcement thereof may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and the discretion of any court before which any proceeding therefor may be brought.

                    5E. NOTES. The Notes have been duly and validly authorized by the Company and, when executed by the Company in accordance with the provisions thereof, and delivered to and paid for by the Purchasers in accordance with the terms hereof, will be entitled to the benefits thereof and will constitute valid and binding obligations of the Company enforceable against it in accordance with their terms, except that the enforcement thereof may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and the discretion of any court before which any proceeding therefor may be brought.

                    5F. GUARANTEES. The Guarantees have been duly and validly authorized by each of the Guarantors and, when executed by each Guarantor and affixed to the Notes, will be entitled to the benefits thereof and will constitute valid and binding obligations of each such Guarantor enforceable against it in accordance with their terms, except that the enforcement thereof may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and the discretion of any court before which any proceeding therefor may be brought.

                    5G. NO CONFLICT. Neither the Company nor any of its Subsidiaries is in violation of its respective organizational documents or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its Subsidiaries, taken as a whole, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or property is bound except for such violations or defaults which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                    5H. FINANCIAL STATEMENTS.

                  (a) The consolidated balance sheets of the Company and its subsidiaries as of December 31 of each of 2000, 2001 and 2002 and the related consolidated statements of income, shareholders' equity and cash flows for each of the Fiscal Years then ended, including the opinions of Ernst & Young LLP with respect thereto, together with the unaudited consolidating balance sheets of the Company and its subsidiaries as of the end of such Fiscal Year and the unaudited consolidating statements of income of the Company and its subsidiaries for such Fiscal Year, copies of all of which have been furnished to the Purchasers, are complete and correct and fairly present the assets, liabilities and consolidated financial position of the Company and its subsidiaries as at each such date and the consolidated results of their operations and their cash flows for each of the Fiscal Years then ended.

                  (b) The consolidated balance sheets of PSC and its subsidiaries as of December 31 of each of 2000 and 2001 and the related consolidated statements of income, shareholders' equity and cash flows for each of the Fiscal Years then ended, including the opinions of Ernst & Young LLP with respect thereto, together with the unaudited consolidating balance sheets of PSC and its subsidiaries as of the end of such Fiscal Year and the unaudited consolidating statements of income of PSC and its subsidiaries for such Fiscal Year, copies of all of which have been furnished to the Purchasers, are complete and correct and fairly present the assets, liabilities and consolidated financial position of PSC and its subsidiaries as at each such date and the consolidated results of their operations and their cash flows for each of the Fiscal Years then ended.

                  (c) The unaudited consolidated and consolidating balance sheet of the Company and its subsidiaries as of March 31, 2003, together with the related consolidated and consolidating statements of income and the related consolidated statements of shareholders' equity and cash flows for the period commencing at the beginning of the current Fiscal Year and ending with the end of the Fiscal Quarter ended on such date, copies of all of which have been furnished to the Purchasers, are complete and correct and, subject to customary year-end adjustments that are not anticipated to be material, fairly present the assets, liabilities and consolidated financial position of the Company and its subsidiaries as at such date and the consolidated results of their operations and their cash flows for such period.

                  (d) the financial statements described in the preceding Paragraphs 5H(a), (b) and (c), including the related schedules and notes thereto, have been prepared in conformity with GAAP applied consistently throughout the periods involved. Neither the Company nor any of its subsidiaries has any material indebtedness, obligation or other unusual forward or long-term commitment that is not fairly reflected in the foregoing financial statements or in the notes thereto.

                  (e) After giving effect to the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, each of the Issuers is Solvent.

                    5I. NO UNDISCLOSED LIABILITIES. Except as fully reflected or reserved against in the financial statements and the notes thereto referred to in Paragraph 5H, there are no liabilities or obligations with respect to the Company or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, would be material to the Company and its Subsidiaries, taken as a whole. The Issuers do not know of any basis for the assertion against the Company or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully reflected in such financial statements which, either individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

                    5J. FULL DISCLOSURE. None of the Issuers is aware of any fact that has not been disclosed to the Purchasers which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

                    5K. INVESTMENT COMPANY. Neither the Company nor any of its Subsidiaries is, or upon application of the proceeds from the sale of the Securities will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                    5L. OFFERING OF SECURITIES. Except for solicitations to offerees reasonably believed by the Issuers to be "accredited investors" as such term is defined in Regulation D of the Securities Act, neither the Issuers nor any agent acting on their behalf has, directly or indirectly, offered the Securities or any similar security of the Issuers for sale to, or solicited any offers to buy the Securities or any similar security of the Issuers from, any Person other than the Purchasers, and neither the Issuers nor any agent acting on their behalf has taken or will take any action which would subject the issuance or sale of the Securities to the provisions of Section 5 of the Securities Act or to the registration provisions of any securities or Blue Sky law of any applicable jurisdiction in such a manner as to require that the Securities actually be registered.

                    5M. USE OF PROCEEDS. Neither the Company nor any of its Subsidiaries owns or has any present intention of acquiring any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System ("margin stock"). The proceeds of sale of the Securities will be used as set forth in Paragraph 1A. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U. Neither the Company nor any agent acting on its behalf has taken or will take any action which could reasonably be expected to cause this Agreement or the Securities to violate Regulation T, Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect.

                    5N. OTHER REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in the Credit Agreement are true and correct, except to the extent that a representation or warranty is made as of a specific date, in which event such representation or warranty shall remain true and correct as of such earlier date, and except to the extent that a representation or warranty is no longer correct by virtue of changes in facts and circumstances permitted by the terms of the Credit Agreement (as in effect on the Initial Date of Closing), this Agreement or the Notes.

                  Any certificate signed by any officer of any Issuer pursuant to this Agreement and delivered to any Purchaser or to counsel for the Purchasers shall be deemed a representation and warranty by the Issuers to each Purchaser as to the matters covered thereby.

                  PARAGRAPH 6. ACKNOWLEDGEMENTS, REPRESENTATIONS
                               AND AGREEMENT OF THE PURCHASERS.

                    6A. ACKNOWLEDGMENTS OF THE PURCHASERS. Each Purchaser understands and acknowledges to the Issuers that:

                  (i) the offering and sale of the Securities is intended to be exempt from registration under the Securities Act by virtue of the provisions of Section 4(2) of the Securities Act;

                  (ii) there is no existing public or other market for the Securities and there can be no assurance that such Purchaser will be able to sell or dispose of such Purchaser's Securities;

                  (iii) the Securities have not been registered under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or such sale is permitted pursuant to an available exemption from such registration requirement;

                  (iv) if any transfer of the Securities is to be made in reliance on an exemption under the Securities Act, the Issuers may require an opinion of counsel reasonably satisfactory to them that such transfer may be made pursuant to an exemption under the Securities Act;

                  (v) the Securities may not be transferred without the written consent of the Company, which consent shall not be unreasonably withheld or delayed; and

                  (vi) the Securities will have the legends contained on the forms thereof attached as exhibits hereto.

                    6B. REPRESENTATIONS OF THE PURCHASERS. Each Purchaser, severally and not jointly, represents and warrants to the Issuers that:

                  (i) the Securities to be acquired by it pursuant to this Agreement are being acquired for its own account, not as a nominee or agent for any other Person, and without a view to the distribution of such Securities or any interest therein in violation of the Securities Act;

                  (ii) it is an "Accredited Investor" as such term is defined in Regulation D under the Securities Act and has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities, and such Purchaser is capable of bearing the economic risks of such investment and is able to bear a complete loss of its investment in the Securities;

                  (iii) it has been provided, to its satisfaction, the opportunity to ask questions concerning the terms and conditions of the offering and sale of the Securities, has had all such questions answered to its satisfaction and has been supplied all additional information as it has requested; and

                  (iv) the execution, delivery, and performance of this Agreement is within such Purchaser's powers (corporate or otherwise) and has been duly authorized by all requisite action (corporate or otherwise).

                    6C. AGREEMENT OF THE DLJ PURCHASERS. The DLJ Purchasers agree, for a period of thirty (30) days following the Initial Date of Closing, to assign up to 15% of the Securities purchased by them on the Initial Date of Closing (and a pro rata portion of the Commitment) to stockholders of the Company or their designated affiliates who (1) are accredited investors, (2) are entitled to nominate one or more members of the Board of Directors of the Company pursuant to the terms of the Amended and Restated Voting Agreement, dated as of June 25, 1999, as amended, by and among the Company and the stockholders named therein, (3) beneficially own (together with such stockholder's affiliates) shares of capital stock of the Company representing a minimum of 3.0% of the outstanding shares of the Company's common stock (assuming (a) conversion of all outstanding shares of the Company's Series A and Series B convertible preferred stock and the Company's outstanding subordinated convertible debentures and (b) exercise of all options held by such stockholder which are exercisable), (4) are not executive officers of the Company and (5) are designated by the Company; provided that (i) the purchase price shall be 100% of the principal amount together with interest accrued to the date of sale,
(ii) all transferees of Securities pursuant to this Section 6C shall execute and deliver to the DLJ Purchasers and the Company a representation letter in the form attached hereto as Exhibit C and such other documentation relating to such assignments as reasonably required by (and in a form reasonably satisfactory to) the DLJ Purchasers and the Company, and (iii) the Company shall pay the reasonable out-of-pocket expenses of the DLJ Purchasers in connection with such assignments.

                  PARAGRAPH 7. DEFINITIONS.

                  7. Definitions. For the purpose of this Agreement, capitalized terms used herein but not defined herein shall have the respective meanings set forth in the Indenture. The following terms shall have the meanings specified with respect thereto below (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "ADDITIONAL SECURITIES" has the meaning set forth in Paragraph 2B.

                  "AGREEMENT" has the meaning set forth in Paragraph 1B.

                  "BOARD OBSERVATION RIGHTS LETTER AGREEMENT" means the board observation rights letter agreement between the Company and DLJ Investment Partners II, L.P., in the form of Exhibit D.

                  "COMMITMENT" means, as to any Purchaser at any time, the aggregate principal amount of Notes such Purchaser is committed to purchase, as set forth on the signature page hereto of such Purchaser, less the aggregate principal amount of Notes previously purchased by such Purchaser.

                  "COMPANY" has the meaning set forth in the introductory paragraph to this Agreement.

                  "CREDIT AGREEMENT" means the credit agreement, dated as of July 18, 2003, among the Company, Bank of America, N.A., as administrative agent and issuing bank, and the other lenders party thereto, together with the instruments, documents and agreements related thereto (including, without limitation, any guarantee agreements and security documents), in each case as such instruments, documents and agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any instrument, document or agreement extending the maturity of, refinancing, replacing or otherwise restructuring all or any portion of the indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

                  "DATE OF CLOSING" means the Initial Date of Closing and any Subsequent Date of Closing.

                  "DEFAULT" has the meaning set forth in Section 1.01 of the Indenture.

                  "DLJ PURCHASERS" means DLJ Investment Partners II, L.P., DLJ Investment Partners, L.P., DLJIP II Holdings, L.P., and their respective successors and assigns permitted under this Agreement.

                  "EVENT OF DEFAULT" has the meaning set forth in Section 6.01 of the Indenture.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FISCAL QUARTER" means each of the accounting periods of approximately three (3) months ending on March 31, June 30, September 30 and December 31, respectively, of each year.

                  "FISCAL YEAR" means the twelve (12) month period ending on December 31 of each year.

                  "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession of the United States, as amended or modified from time to time.

                  "GUARANTEES" has the meaning set forth in Paragraph 1C.

                  "GUARANTORS" has the meaning set forth in the introductory paragraph to this Agreement.

                  "HOLDER" means any holder of Securities from time to time.

                  "INDEBTEDNESS" has the meaning set forth in Section 1.01 of the Indenture.

                  "INDENTURE" means the indenture attached as Exhibit A to the Notes.

                  "INITIAL DATE OF CLOSING" has the meaning set forth in Paragraph 2A.

                  "ISSUERS" has the meaning set forth in the introductory paragraph to this Agreement.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect to the business, condition (financial or otherwise), assets, liabilities, results of operations or prospects of the Company and its subsidiaries, taken as a whole, or the ability or obligation of the Issuers to perform on a timely basis their obligations under this Agreement or the other Transaction Documents.

                  "NOTES" has the meaning set forth in Paragraph 1A.

                  "PERMITTED INDEBTEDNESS" has the meaning set forth in Section
1.01 of the Indenture.

                  "PERSON" means an individual, corporation, partnership, limited partnership, limited liability company, limited liability limited partnership, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or other form of entity not specifically listed herein.

                  "PSC" means Physicians Surgical Care, Inc., a Delaware corporation that has become a subsidiary of the Company by virtue of merging with a subsidiary of the Company and being the surviving corporation in the merger.

                  "PURCHASERS" has the meaning set forth in the introductory paragraph to this Agreement and shall include Transferees of such Persons.

                  "SECURITIES" means each of the Notes and the Guarantees.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SOLVENT" means, with respect to any Person on any particular date, that on such date (a) the fair value of the assets of such Person (both at fair valuation and at present fair saleable value) is, on the date of determination, greater than the total amount of liabilities, including contingent and unliquidated liabilities, of such Person, (b) such Person is able to pay all contingent and unliquidated liabilities of such Person as they mature, and (c) such Person does not have unreasonably small capital with which to carry on its business. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can be reasonably expected to become an actual or mature liability.

                  "SUBSEQUENT DATE OF CLOSING" has the meaning set forth in Paragraph 2B.

                  "TRANSACTION DOCUMENTS" means this Agreement, the Notes, the Guarantees, the Management Rights Letter Agreement and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith.

                  "TRANSFEREE" means any direct or indirect transferee of all or any part of any Security purchased under this Agreement.

                    7A. TERMS AND DETERMINATIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all unaudited financial statements and certificates and reports as to financial matters required to be furnished hereunder shall be prepared in accordance with GAAP.

                  PARAGRAPH 8. MISCELLANEOUS.

                  8.       MISCELLANEOUS.

                    8A. EXPENSES. The Issuers, jointly and severally, agree, whether or not the transactions contemplated hereby or the other Transaction Documents shall be consummated, to pay, and save the Purchasers and any Transferee harmless against liability for the payment of, all reasonable out-of-pocket expenses arising in connection with such transactions promptly (and, in any event, within 30 days after any invoice or other statement or notice), including (i) all reasonable fees and expenses of Cahill Gordon & Reindel LLP, special counsel to the Purchasers, in connection with this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, (ii) all document production and duplication charges and the reasonable fees and expenses of counsel engaged by the Purchasers or such Transferees in connection with any subsequent proposed modification of, or proposed consent under, this Agreement or the other Transaction Documents whether or not such proposed modification shall be effected or proposed consent granted, and (iii) the costs and expenses, including reasonable attorneys' fees, incurred by the Purchasers or such Transferee in enforcing (or determining whether or how to enforce) any rights under this Agreement or the other Transaction Documents or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby or by reason of the Purchasers' or such Transferee's having acquired any Security, including without limitation costs and expenses incurred in any bankruptcy case. The obligations of the Issuers under this Paragraph 8A shall survive the transfer of any Security or portion thereof or interest therein by any Purchaser or any Transferee, and the payment of any Security.

                    8B. CONSENT TO AMENDMENTS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and an Issuer may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if such Issuer has obtained the written consent of Holders of a majority in principal amount of the Securities then outstanding, or, if prior to the Initial Date of Closing, all of the Purchasers.

                    8C. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein or made in writing by or on behalf of the Issuers in connection herewith shall survive the execution and delivery of this Agreement, the Securities, the transfer by any Purchaser of any Security or portion thereof or interest therein, the payment of any Security, and may be relied upon by any Transferee, regardless of any investigation made at any time by or on behalf of any Purchaser or any Transferee. Subject to the preceding sentence, this Agreement and the other Transaction Documents embody the entire agreement and understanding between each Purchaser and the Issuers and supersede all prior agreements and understandings relating to the subject matter hereof.

                    8D. SUCCESSORS AND ASSIGNS. All covenants and other agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto (including, without limitation, any Transferee) whether so expressed or not; provided that no Purchaser may transfer Securities, other than to an affiliate of such Purchaser, without the written consent of the Company, which consent shall not be unreasonably withheld or delayed.

                    8E. NOTICES. All notices or other communications provided for hereunder shall be in writing and sent by telecopy or nationwide overnight delivery service (with charges prepaid) and (i) if to any Purchaser, addressed to it at the address specified for such communications on the signature pages hereof, or at such other address as such Purchaser shall have specified to the Company in writing, (ii) if to any other Holder, addressed to such other Holder at such address as such other Holder shall have specified to the Company in writing or, if any such other Holder shall not have so specified an address to the Company, then addressed to such other Holder in care of the last Holder which shall have so specified an address to the Company and (iii) if to the Issuers, addressed to the Company at 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215, Attention: Chief Financial Officer, or at such other address as the Company shall have specified to the Holder of each Security in writing.

                    8F. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (OTHER THAN NEW YORK GENERAL OBLIGATIONS LAW Section 5-1401). Any legal action or proceeding with respect to this Agreement or any other Transaction Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each of the Issuers hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts. Each of the Issuers further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address for notices pursuant to Paragraph 8E, such service to become effective five (5) days after such mailing. Nothing herein shall affect the right of any Holder to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction. Each of the Issuers hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Transaction Document brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                    8G. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                    8H. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                    8I. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.

                  If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the Company whereupon this letter shall become a binding agreement by and among the Issuers and each of you.

                                              Very truly yours,

                                              SYMBION, INC.

                                              By: /s/ Kenneth C. Mitchell
                                                  ------------------------------
                                                  Name:  Kenneth C. Mitchell
                                                  Title: Chief Financial Officer

                                              GUARANTORS:

                                              AMBULATORY RESOURCE CENTRES
                                              INVESTMENT COMPANY, INC.

                                              AMBULATORY RESOURCE CENTRES OF
                                              FLORIDA, INC.

                                              AMBULATORY RESOURCE CENTRES OF
                                              MASSACHUSETTS, INC.

                                              AMBULATORY RESOURCE CENTRES OF
                                              TEXAS, INC.

                                              AMBULATORY RESOURCE CENTRES OF
                                              WASHINGTON, INC.

                                              AMBULATORY RESOURCE CENTRES OF
                                              WILMINGTON, INC.

                                              ARC DEVELOPMENT CORPORATION

                                              ARC DRY CREEK, INC.

                                              ARC FINANCIAL SERVICES CORPORATION

                                              HOUSTON PSC - I, INC.

                                              LUBBOCK SURGICENTER, INC.

                                              PHYSICIANS SURGICAL CARE, INC.

                                              PHYSICIANS SURGICAL CARE
                                              MANAGEMENT, INC.

                                              SARC/ASHEVILLE, INC.

                                              SARC/CIRCLEVILLE, INC.

                                              SARC/DELAND, INC.

                                              SARC/FT. MYERS, INC.

                                              SARC/FW, INC.

                                              SARC/JACKSONVILLE, INC.

                                              SARC/KNOXVILLE, INC.

                                              SARC/LARGO, INC.

                                              SARC/LARGO ENDOSCOPY, INC.

                                              SARC/METAIRIE, INC.

                                              SARC/VINCENNES, INC.

                                              SARC/WORCESTER, INC.

                                              SI/DRY CREEK, INC.

                                              SURGICARE OF DELAND, INC.

                                              SYMBION AMBULATORY RESOURCE
                                              CENTRES, INC.

                                              SYMBIONARC MANAGEMENT SERVICES,
                                              INC.

                                              SYMBION IMAGING, INC.

                                              TEXARKANA SURGERY CENTER GP, INC.

                                              UNIPHY HEALTHCARE OF JOHNSON CITY
                                              VI, INC.

                                              UNIPHY HEALTHCARE OF LOUISVILLE,
                                              INC.

                                              UNIPHY HEALTHCARE OF MEMPHIS I,
                                              INC.

                                              UNIPHY HEALTHCARE OF MEMPHIS III,
                                              INC.

                                              UNIPHY HEALTHCARE OF MEMPHIS IV,
                                              INC.

                                              VILLAGE SURGICENTER, INC.

                                              By: /s/ Kenneth C. Mitchell
                                                  ------------------------------
                                                  Name:  Kenneth C. Mitchell
                                                  Title: Vice President

                                              ARC OF BELLINGHAM, L.P.

                                              By: AMBULATORY RESOURCE CENTRES
                                                  OF WASHINGTON, INC.,
                                                  its General Partner

                                                  By:  /s/ Kenneth C. Mitchell
                                                      --------------------------
                                                      Name:  Kenneth C. Mitchell
                                                      Title: Vice President

                                              WILMINGTON SURGERY CENTER, LP

                                              By: AMBULATORY RESOURCE
                                                  CENTRES OF WILMINGTON, INC.,
                                                  its General Partner

                                                  By: /s/ Kenneth C. Mitchell
                                                      ----------------------
                                                      Name:  Kenneth C. Mitchell
                                                      Title: Vice President

                                              PSC DEVELOPMENT COMPANY, LLC

                                              PSC OF NEW YORK, L.L.C.

                                              PSC OPERATING COMPANY, LLC

                                              SARC/SAN ANTONIO, LLC

                                              SARC/WEST HOUSTON, LLC

                                              By: /s/ Kenneth C. Mitchell
                                                  ------------------------------
                                                  Name: Kenneth C. Mitchell
                                                  Title: Vice President

                      SIGNATURE PAGE TO PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

DLJ INVESTMENT PARTNERS II, L.P.

By: DLJ INVESTMENT PARTNERS II, INC.,      Commitment: $22,731,000.00
    as managing general partner

By: /s/ Mike Isikon                        Principal Amount of Notes To Be
    -----------------------                Purchased on Initial Date of Closing:
    Name: Mike Isikon                      $8,584,000.00
    Title: Auth. Sig.

Address of Purchaser:

Mr. Doug Ladden
DLJ Investment Partners
Eleven Madison Avenue
New York, NY 10010

Telecopy No.: (212) 538-0422

Designated Bank: Citibank, N.A.

ABA Number: 021-000-089

Address: New York, NY

Account No.: 30537554

Attention: Ruchi Pinniger

Taxpayer I.D. Number: 13-4048184
(if registered in the name of a
nominee, the nominee Taxpayer
I.D. Number)

Nominee (name in which Securities are to be registered, if different than name of Purchaser)

                      SIGNATURE PAGE TO PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

DLJ INVESTMENT PARTNERS, L.P.

By: DLJ INVESTMENT PARTNERS II, INC.,      Commitment: $10,102,000.00
    as managing general partner

By: /s/ Mike Isikon                        Principal Amount of Notes To Be
    -----------------------                Purchased on Initial Date of Closing:
    Name: Mike Isikon                      $3,815,000.00
    Title: Auth. Sig.

Address of Purchaser:

Mr. Doug Ladden
DLJ Investment Partners
Eleven Madison Avenue
New York, NY 10010

Telecopy No.: (212) 538-0422

Designated Bank: Citibank, N.A.

ABA Number: 021-000-089

Address: New York, NY

Account No.: 30537562

Attention: Ruchi Pinniger

Taxpayer I.D. Number: 13-3868693
(if registered in the name of a
nominee, the nominee Taxpayer
I.D. Number)

Nominee (name in which Securities are to be registered, if different than name of Purchaser)

____________________

                      SIGNATURE PAGE TO PURCHASE AGREEMENT

Accepted and Agreed as of the
date first above written:

DLJIP II HOLDINGS, L.P.

By: DLJ INVESTMENT PARTNERS II, INC.,      Commitment: $7,167,000.00
    as managing general partner

By: /s/ Mike Isikon                        Principal Amount of Notes To Be
    -----------------------                Purchased on Initial Date of Closing:
    Name: Mike Isikon                      $2,707,000.00
    Title: Auth. Sig.

Address of Purchaser:

Mr. Doug Ladden
DLJ Investment Partners
Eleven Madison Avenue
New York, NY 10010

Telecopy No.: (212) 538-0422

Designated Bank: Citibank, N.A.

ABA Number: 021-000-089

Address: New York, NY

Account No.: 30537589

Attention: Ruchi Pinniger

Taxpayer I.D. Number: 13-4192504
(if registered in the name of a
nominee, the nominee Taxpayer
I.D. Number)

Nominee (name in which Securities are to be registered, if different than name of Purchaser)

____________________